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                                     EXHIBIT 24.2

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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1996, incorporated by reference in Chattem, Inc.'s Form 10-K for the year ended November 30, 1995, and to all references to our firm included in this registration statement.


                                                 ARTHUR ANDERSEN LLP


Chattanooga, Tennessee
May 1, 1996